EXHIBIT 99.1

SHAREHOLDERS ELECT ALL SELECT COMFORT DIRECTOR NOMINEES
AT 2015 ANNUAL MEETING

MINNEAPOLIS - (May 22, 2015) - Select Comfort Corporation (NASDAQ: SCSS) announced that shareholders have elected all of the Company’s director nominees at today’s Annual Meeting of Shareholders.

The Company noted that on May 12, 2015 Blue Clay Capital Management, LLC, announced that it had abandoned its proxy contest and withdrawn its slate of director nominees for election to Select Comfort’s Board of Directors.

Select Comfort issued the following statement:

We appreciate the strong support we have received from our shareholders throughout this process. Today, Select Comfort shareholders have voted overwhelmingly to re-elect all of the Company’s director nominees to the Board. As such, we are focused on the continued execution of the Company’s consumer-driven innovation strategy to deliver profitable growth and create value for shareholders.

In addition to the election of the company’s nominees as directors, each of the other items presented by the Company at the Annual Meeting was approved by shareholders.

About Select Comfort Corporation
SLEEP NUMBER, a sleep innovation leader, delivers unparalleled sleep experiences by offering high-quality, innovative sleep products and services. The company is the exclusive designer, manufacturer, marketer, retailer and servicer of a complete line of Sleep Number® beds including our newest addition, the SleepIQ Kids™ bed. Only the Sleep Number bed offers SleepIQ® technology - proprietary sensor technology that works directly with the bed’s DualAir™ system to track and monitor each individual’s sleep. SleepIQ technology communicates how you slept and what adjustments you can make to optimize your sleep and improve your daily life. Sleep Number also offers a full line of exclusive sleep products including FlexFit™ adjustable bases and Sleep Number® pillows, sheets and other bedding products. Consumers also benefit from a unique, value-added retail experience at one of the more than 460 Sleep Number® stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results, management or performance are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and are subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

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Investor Contact:
Dave Schwantes
Select Comfort Corporation
(763) 551-7498
investorrelations@selectcomfort.com

Steven Pantina
Senior Managing Director
Georgeson Inc.
(201) 222-4229
spantina@georgeson.com

Media Contact:
Tim Lynch / Scott Bisang
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449